UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 20, 2017

HOSPITALITY PROPERTIES TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

1-11527	04-3262075
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-964-8389
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the term “the Company” refers to Hospitality Properties Trust.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 20, 2017, the Company’s Board of Trustees, or the Board, by unanimous vote elected to become subject to Title 3, Subtitle 8 of the Maryland General Corporation Law, as applicable to real estate investment trusts organized under Maryland law, so that henceforth the Board will be classified and approximately one-third of the Board will be elected at each annual meeting of the Company’s shareholders for three year terms and that members of the Board may only be removed for cause. Shortly thereafter, Articles Supplementary to the Company’s Amended and Restated Declaration of Trust were filed with the State Department of Assessments and Taxation of Maryland to implement these changes. The Articles Supplementary were effective upon filing. The foregoing description of the Articles Supplementary is subject to and qualified in its entirety by reference to the Articles Supplementary, a copy of which is attached as Exhibit 3.1, and incorporated herein by reference.
The Board’s decision to adopt a classified board was not taken in response to any known takeover attempt or threat. This action was taken because the Board believed it is in the best interest of the Company to promote its operating stability and clarify that the Board will be properly constituted and able to continue to function despite a persistent campaign by a labor union to disrupt the Company’s operations, as described below.
In making the decision to classify, the Board considered various arguments for and against having a classified Board. The Board determined that having a classified Board will promote the stability of the Company’s business strategies. The Board noted that the Company’s business primarily consists of entering long term management contracts and leases with hotel management companies and tenants and that these long term contracts require historical, institutionalized knowledge of contract terms as circumstances change over time and as amendments and changes need to be considered during the contracts’ terms. The Board considered the often stated argument against a classified board, that it permits shareholders to evidence their view of an entire board rather than only some of a board annually, and other arguments against a classified board; but the Board determined that these considerations do not outweigh the benefits to the Company of classification at this time. The Board also considered that its long term strategies that are promoted by having a classified Board have produced total returns for shareholders greater than most other hospitality real estate investment trusts, as reported by SNL Financial, a division of S&P Global Inc.:

Total Returns Through March 31, 2017

	HPT (1)	SNL U.S. REIT Hotel Index
1 year	28.7%	18.5%
3 years	36.2%	15.6%
5 years	70.3%	56.0%
Since HPT's IPO	697.3%	214.6%
(August 17, 1995)

(1)
HPT total returns appear to be understated by SNL Financial because they do not include the value of in-kind distributions paid to HPT shareholders in the form of common shares of TravelCenters of America LLC (Nasdaq: TA) distributed to HPT shareholders in 2007 and the value of common shares of The RMR Group Inc. (Nasdaq: RMR) distributed to HPT shareholders in 2015.

For the past three years, UNITE HERE, a labor union which regularly seeks to represent employees at the Company’s owned hotels, has presented a shareholder proposal requesting that the Company forswear the adoption of a classified Board and certain other rights provided to the Company under Maryland law. This labor union reportedly owns 190 shares of the approximately 164,268,199 Company shares outstanding (i.e., 0.0001%), but under current rules of the Securities and Exchange Commission, or the SEC, this labor union is allowed to have its proposal presented to Company shareholders in the Company paid proxy statement. The Board believes the labor union’s proposals are an obvious effort to pressure the Company to encourage employees at the Company owned hotels to join the union disguised as a governance initiative. Nonetheless, the union’s proposals have received support from a for-profit proxy advisory business and from Company shareholders. The Board believes that the union’s proposed governance policy is not in the Company’s best interest, and, because the Company has not adopted the proposed policy or otherwise bowed to this union pressure, Company Trustees have been targeted for votes against their re-election by the union and the for-profit proxy advisory busines

s. In these circumstances, the Board is concerned that its ability to continue to exercise all Board powers may become subject to legal challenge in the event all of its Trustees continue in office as holdover Trustees following any single election in which all of the Company’s Trustees are subject to annual election. By electing to classify the Board at this time, the Board believes that the expense, distraction and uncertainty arising from any such challenge to the Board’s continuing authority may be avoided.
Also on April 20, 2017, the Board approved an amendment to Article II, Section 2.14.1(c) of the Company’s Amended and Restated Bylaws, or the Bylaws, to set the deadline for shareholders to submit nominations and proposals of other business for consideration at the Company’s 2018 annual meeting of shareholders. Under the Bylaws, to be timely, a qualifying shareholder must submit its nomination or proposal of other business by not later than 5:00 p.m. Eastern Time on November 2, 2017 and not earlier than October 3, 2017. If the 2018 annual meeting of shareholders is called for a date that is more than 30 days earlier or later than the first anniversary of the 2017 annual meeting of shareholders, then a shareholder’s notice must be delivered not later than 5:00 p.m. Eastern Time on the 10th day following the earlier of the day on which (i) notice of the date of the 2018 annual meeting of shareholders is mailed or otherwise made available or (ii) public announcement of the date of the 2018 annual meeting of shareholders is first made by the Company. Other requirements under the Bylaws for submitting nominations and proposals of other business were not affected. Prior to this amendment, the Bylaws required that nominations and proposals of other business be submitted not later than 5:00 p.m. Eastern Time on the 120th day nor earlier than the 150th day prior to the first anniversary of the date of the proxy statement for the 2017 annual meeting of shareholders. The foregoing description of the amendment to the Bylaws is subject to and qualified in its entirety by reference to the amendment, a copy of which is attached as Exhibit 3.2, and incorporated herein by reference.
WARNING CONCERNING FORWARD LOOKING STATEMENTS
THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  ALSO, WHENEVER THE COMPANY USES WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, “WILL”, “MAY” AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, THE COMPANY IS MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON THE COMPANY’S PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THE COMPANY’S FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  THE INFORMATION CONTAINED IN THE COMPANY’S FILINGS WITH THE SEC, INCLUDING UNDER “RISK FACTORS” IN THE COMPANY’S PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE THE COMPANY’S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE STATED IN OR IMPLIED BY THE COMPANY’S FORWARD LOOKING STATEMENTS.  THE COMPANY’S FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.  YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.  EXCEPT AS REQUIRED BY LAW, THE COMPANY DOES NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

3.1	Articles Supplementary to Amended and Restated Declaration of Trust, dated April 20, 2017.

3.2	Amendment to Amended and Restated Bylaws, adopted April 20, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPITALITY PROPERTIES TRUST

	By:	/s/ Mark L. Kleifges
	Name:	Mark L. Kleifges
	Title:	Chief Financial Officer and Treasurer

Date: April 24, 2017

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